UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2011

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

121 East Fifth Street, Storm Lake, IA	50588
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Meta Financial Group, Inc. (the “Annual Meeting”) was held on Thursday January 20, 2011.

Election of Directors

At the Annual Meeting, the shareholders elected each of the following incumbent directors to Meta Financial Group’s Board of Directors to serve until the Annual Meeting of Shareholders in 2014, or until his respective successor is elected and qualified as follows:

Nominee	For	Against	Withheld	Broker Non-Vote
E. Thurman Gaskill	1,290,877	—	508,043	—
Rodney G. Muilenburg	1,293,470	—	505,450	—

The following directors continue to serve on the Board of Directors following the Annual Meeting:  James S. Haahr, J. Tyler Haahr, Bradley C. Hanson, Frederick V. Moore, and Jeanne Partlow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

	By:	/s/ David W Leedom
David W. Leedom
Executive Vice President, Secretary, Treasurer,
and Chief Financial Officer

Date: January 25, 2011